UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2024

TransAct Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	0-21121	06-1456680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Hamden Center
2319 Whitney Ave, Suite 3B, Hamden, CT	06518
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (203) 859-6800

(Former name or former address, if changed since last report): Not applicable.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	TACT	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 4, 2024 (the “Effective Date”), TransAct Technologies Incorporated (the “Company”) entered into employment agreements with each of John M. Dillon (the “CEO Employment Agreement”), the Company’s Chief Executive Officer, and Steven A. DeMartino (the “CFO Employment Agreement”), the Company’s President, Chief Financial Officer, Treasurer and Secretary (together, the “Executives”).

Each of the Executives remains employed in the same position and with the same titles that he held prior to entering into his respective employment agreement (each, an “Employment Agreement”). Each Employment Agreement runs until the first anniversary of the Effective Date thereof and will automatically renew for successive one-year periods unless either party provides notice of non-renewal at least 90 days prior to the expiration of any such one-year period. A description of each Employment Agreement is set forth below.

CEO Employment Agreement

The CEO Employment Agreement replaces and supersedes the letter agreement, dated April 24, 2023, between Mr. Dillon and the Company in connection with his initial appointment as interim Chief Executive Officer, but does not affect the Confidential Information and Intellectual Property Agreement, entered into as of April 24, 2023, between Mr. Dillon and the Company. The CEO Employment Agreement will help to ensure that the Company continues to receive the benefits of Mr. Dillon’s leadership for the foreseeable future following the removal of his “interim” status as Chief Executive Officer in May 2023.

•	Compensation. Mr. Dillon is entitled to receive a base salary at an annualized rate of $618,000, subject to review and adjustment in the sole discretion of the Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”). Mr. Dillon is entitled to participate in the Company’s annual incentive cash bonus program, which bonus is targeted at a percentage of Mr. Dillon’s base salary based upon either Mr. Dillon’s or the Company’s attainment of one or more objective performance criteria to be established annually by the Compensation Committee. For 2024, Mr. Dillon’s bonus is targeted at $206,000. Mr. Dillon is also eligible to receive annual grants of long-term equity incentive compensation under the Company’s 2014 Equity Incentive Plan, as Amended and Restated in 2023 (the “Plan”).

•	Termination Severance Payments. Mr. Dillon is entitled to severance payments (other than in connection with a change in control) if his employment is terminated by the Company without “Cause” or if he terminates his employment for “Good Reason” (each as defined in the CEO Employment Agreement). If Mr. Dillon’s employment is terminated by the Company without Cause or if he terminates his employment for Good Reason, the Company is required to provide, in addition to a payment of accrued salary and benefits, severance payments consisting of the following: (i) Mr. Dillon’s then current base salary for a period of twelve (12) months; (ii) Mr. Dillon’s annual cash bonus, if any, for the year prior to the termination, to the extent earned and unpaid; (iii) reimbursement (on an after-tax basis) of all of Mr. Dillon’s premiums under the Company’s group health plan for continuing his health care coverage for a period ending on the earlier of the date that is twelve (12) months after the date of termination or the date on which Mr. Dillon becomes eligible to be covered by the health care plan of another employer; and (iv) Mr. Dillon’s target annual bonus for the year of termination, pro-rated for the portion of the fiscal year occurring prior to termination, for a period equal to one (1) year after the date of termination. Mr. Dillon’s receipt of the severance payments described above is contingent upon Mr. Dillon executing a release of claims in the Company’s favor. The treatment of any outstanding equity awards upon Mr. Dillon’s termination of employment by the Company without Cause or by Mr. Dillon for Good Reason will be in accordance with the Plan and applicable award agreements under the Plan.

•	Change-in-Control Severance Payments. If Mr. Dillon’s employment terminates as a result of termination by the Company without Cause or as a result of Mr. Dillon’s resignation for Good Reason, in either case occurring within six (6) months prior to or twelve (12) months after a change in control (a “CEO Terminating Event”), the Company is required to provide Mr. Dillon with an aggregate severance package consisting of the following: (i) twenty-four (24) months of Mr. Dillon’s then current base salary payable in equal installments over the course of twenty-four (24) months; (ii) Mr. Dillon’s annual cash bonus, if any, for the year prior to the year of termination, to the extent earned and unpaid; (iii) an aggregate amount equal to two times Mr. Dillon’s target annual cash bonus payable in equal installments over the course of twenty-four (24) months; and (iv) reimbursement (on an after-tax basis) of all of Mr. Dillon’s premiums under the Company’s group health plan for continuing his health care coverage commencing on the date of such termination and ending on the earlier of the date that is eighteen (18) months after the date of termination or the date on which Mr. Dillon becomes eligible to be covered by the health care plan of another employer. Mr. Dillon’s receipt of the severance payments described above is contingent upon Mr. Dillon executing a release of any and all claims in the Company’s favor. The treatment of any outstanding equity award if Mr. Dillon’s employment terminates as a result of a CEO Terminating Event shall be in accordance with the terms of the Plan and applicable award agreements under the Plan.

•	Death or Disability. In addition to receiving accrued salary and benefits, if Mr. Dillon’s employment terminates as a result of death or disability, the Company has agreed to provide Mr. Dillon a pro-rated portion of his annual bonus based on the amount of time Mr. Dillon was employed by the Company during the fiscal year to which the annual bonus relates. In the event of disability, any pro-rated annual bonus payment is subject to Mr. Dillon’s execution (or execution by Mr. Dillon’s estate) of a release of any and all claims in the Company’s favor.

•	Restrictive Covenants. The CEO Employment Agreement includes a non-disparagement provision but otherwise does not affect the restrictive covenants already contained in Mr. Dillon’s Confidential Information and Intellectual Property Agreement with the Company, entered into on April 24, 2023.

CFO Employment Agreement

The CFO Employment Agreement replaces and supersedes the Severance Agreement, dated as of June 1, 2004, between the Company and Mr. DeMartino, as amended by amendments dated December 23, 2008 and April 29, 2021, and, among other things, updates Mr. DeMartino’s severance terms based on a current assessment of market practices and modernizes Mr. DeMartino’s non-competition, non-solicitation, non-disparagement and confidentiality covenants.

•	Compensation. Mr. DeMartino is entitled to receive a base salary at an annualized rate of $407,958, subject to review and adjustment in the sole discretion of the Compensation Committee. Mr. DeMartino is entitled to participate in the Company’s annual incentive cash bonus program, which bonus is targeted at a percentage of Mr. DeMartino’s base salary based upon either Mr. DeMartino’s or the Company’s attainment of one or more objective performance criteria to be established annually by the Compensation Committee. For 2024, Mr. DeMartino’s bonus is targeted at 50% of his base salary. Mr. DeMartino is also eligible to receive annual grants of long-term equity incentive compensation under the Plan.

o	As a partial inducement for entering into the CFO Employment Agreement, upon execution of the CFO Employment Agreement, Mr. DeMartino received a one-time grant of 100,000 restricted stock units (“RSUs”) in accordance with the Plan. Such RSUs have a grant date fair value of $414,000 as calculated under a Black-Scholes valuation model, and will vest in eight equal quarterly increments over two years following September 4, 2024, the date such RSUs were granted. The Company believes that the grant of RSUs will (i) promote retention of Mr. DeMartino in light of and during the Company’s strategic planning efforts, (ii) compensate Mr. DeMartino for his additional workload with respect to such efforts, (iii) further motivate and encourage Mr. DeMartino’s individual initiative and (iv) further align the interests of Mr. DeMartino with those of the Company and its stockholders to drive long-term earnings growth.

•	Termination Severance Payments. Mr. DeMartino is entitled to severance payments (other than in connection with a change in control) if his employment is terminated by the Company without “Cause” or if he terminates his employment for “Good Reason” (each as defined in the CFO Employment Agreement). If Mr. DeMartino’s employment is terminated by the Company without Cause or if he terminates his employment for Good Reason, the Company is required to provide, in addition to a payment of accrued salary and benefits, severance payments consisting of the following: (i) Mr. DeMartino’s then current base salary for a period of twelve (12) months; (ii) reimbursement (on an after-tax basis) of all of Mr. DeMartino’s premiums under the Company’s group health plan for continuing his health care coverage for a period ending on the earlier of the date that is twelve (12) months after the date of termination or the date on which Mr. DeMartino becomes eligible to be covered by the health care plan of another employer; (iii) payment of Mr. DeMartino’s annual cash bonus, if any, for the year prior to the year of termination, to the extent earned and unpaid; (iv) payment of Mr. DeMartino’s target annual bonus for the year of termination, pro-rated for the portion of the fiscal year occurring prior to termination, for a period equal to one (1) year after the date of termination; and (v) reimbursement of all of Mr. DeMartino’s premiums for supplemental long-term disability and life insurance in place as of the date of termination for a period of twelve (12) months. Mr. DeMartino’s receipt of the severance payments described above is contingent upon Mr. DeMartino executing a release of any and all claims in the Company’s favor. The treatment of any outstanding equity awards upon Mr. DeMartino’s termination of employment by the Company without Cause or by Mr. DeMartino for Good Reason will be in accordance with the Plan and applicable award agreements under the Plan.

•	Change-in-Control Severance Payments. If Mr. DeMartino’s employment terminates as a result of termination by the Company without Cause or as a result of Mr. DeMartino’s resignation for Good Reason, in either case occurring within six (6) months prior to or eighteen (18) months after a change in control (a “CFO Terminating Event”), the Company is required to provide Mr. DeMartino with an aggregate severance package consisting of the following: (i) two (2) years of Mr. DeMartino’s then current base salary payable in equal installments over the course of two (2) years; (ii) payment of Mr. DeMartino’s annual cash bonus, if any, for the year prior to the year of termination, to the extent earned and unpaid; (iii) an aggregate amount equal to two times Mr. DeMartino’s target annual cash bonus payable in equal installments over the course of two (2) years; (iv) reimbursement (on an after-tax basis) of all of Mr. DeMartino’s premiums under the Company’s group health plan for continuing his health care coverage commencing on the date of such termination and ending on the earlier of the date that is eighteen (18) months after the date of termination or the date on which Mr. DeMartino becomes eligible to be covered by the health care plan of another employer (the “COBRA Reimbursement”); (v) payment of a monthly amount equal to the monthly COBRA Reimbursement amount for a period of six months after the date the COBRA Reimbursement ends and provided that Mr. DeMartino is not eligible to be covered by the health care plan of another employer during this six-month period; and (vi) reimbursement of all of Mr. DeMartino’s premiums for supplemental long-term disability and life insurance in place as of the date of termination for a period of eighteen (12) months. Mr. DeMartino’s receipt of the severance payments described above is contingent upon Mr. DeMartino executing a release of any and all claims in the Company’s favor. The treatment of any outstanding equity award if Mr. DeMartino’s employment terminates as a result of a CFO Terminating Event shall be in accordance with the terms of the Plan and applicable award agreements under the Plan.

•	Death or Disability. Mr. DeMartino is entitled to receive accrued salary and benefits up until the date of termination in the event Mr. DeMartino’s employment terminates due to death or disability.

•	Restrictive Covenants. The CFO Employment Agreement also contains certain customary restrictive covenants, including confidentiality and nondisclosure covenants, and covenants not to compete or solicit customers or employees of the Company for one (1) year following termination.

The foregoing summary of each Employment Agreement is qualified in its entirety by reference to the full text of the CEO Employment Agreement and the CFO Employment Agreement, which are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
10.1	Executive Employment Agreement by and between TransAct Technologies Incorporated and John M. Dillon, dated as of September 4, 2024.
10.2	Executive Employment Agreement by and between TransAct Technologies Incorporated and Steven A. DeMartino, dated as of September 4, 2024.
104	Cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSACT TECHNOLOGIES INCORPORATED

By:	/s/ Steven A. DeMartino
Steven A. DeMartino
President, Chief Financial Officer, Treasurer and Secretary

Date: September 6, 2024